                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [  ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[X]   Soliciting Material Pursuant to Section 240.14a-12

                          JOHN Q. HAMMONS HOTELS, INC.
                          ----------------------------
                (Name of Registrant as Specified In Its Charter)

                               JQH ACQUISITION LLC
                               -------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): (4) Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

                  ------------------------
         (2)      Form, Schedule or Registration Statement No.:

                  ------------------------
         (3)      Filing Party:

                  ------------------------
         (4)      Date Filed:

                  -----------------------

         Attached hereto is Amendment No. 5 to JQH Acquisition LLC's (the "Reporting Person") Schedule 13D, filed today with the Securities and Exchange Commission (the "SEC"). The Reporting Person's Schedule 13D relates to the shares of Class A common stock, par value $0.01 per share, of John Q. Hammons Hotels, Inc., a Delaware corporation (the "Company"). Amendment No. 5 to the
Schedule 13D discloses that the Reporting Person entered into (a) an Agreement and Plan of Merger, dated as of June 14, 2005 (the "Merger Agreement"), among the Reporting Person, the Company and JQH Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of the Reporting Person ("Merger Sub"), (b) an Amended and Restated Transaction Agreement, dated as of June 14, 2005, among the Reporting Person, JD Holdings, LLC, a Delaware limited liability company and an affiliate of the Reporting Person, Mr. John Q. Hammons, Mr. Hammons, as Trustee of the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated, and Hammons, Inc., a Missouri corporation (the "Amended and Restated Transaction Agreement"), (c) a Commitment Letter, dated as of June 14, 2005, between the Reporting Person and iStar Financial Inc. (the "iStar Commitment Letter") and (d) a Commitment Letter, dated as of June 23, 2005, between the Reporting Person and Mr. Jonathan D. Eilian (the "Equity Commitment Letter"). Copies of the Merger Agreement, the Amended and Restated Transaction Agreement, the iStar Commitment Letter and the Equity Commitment Letter are filed as Exhibits 19, 20, 21 and 22 to Amendment No. 5 to the
Schedule 13D, respectively, and are incorporated therein by reference.

         The Company has notified the Reporting Person of its intention to file a proxy statement and other relevant documents with the SEC with respect to a special meeting of stockholders called for the purpose of considering and voting upon a proposal to adopt the Merger Agreement. INVESTORS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the documents free of charge at the SEC's website, www.sec.gov. The Reporting Person, Merger Sub and Mr. Jonathan D. Eilian may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the special meeting. Information about these participants is set forth in the Reporting Person's Schedule 13D, originally filed with the SEC on February 9, 2005, as subsequently amended, and will be set forth in the proxy statement. Investors may obtain additional information regarding the participants by reading the preliminary proxy statement and the definitive proxy statement when they become available.

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                  SCHEDULE 13D

                    UNDER THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. 5)*


                          John Q. Hammons Hotels, Inc.
             ------------------------------------------------------
                                (Name of Issuer)

                      Class A Common Stock, $0.01 par value
             ------------------------------------------------------
                         (Title of Class of Securities)

                                    408623106
             ------------------------------------------------------
                                 (CUSIP Number)


                             Gary R. Silverman, Esq.
                                Kaye Scholer LLC
                           Three First National Plaza
                                   41st Floor
                             70 West Madison Street
                             Chicago, IL 60602-4231
                                 (312) 583-2330
             ------------------------------------------------------
                  (Name, Address and Telephone Number of Person
                Authorized to Receive Notices and Communications)

                                  June 14, 2005
             ------------------------------------------------------
             (Date of Event Which Requires Filing of this Statement)

      If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(e), 13d-1(f) or 13d-1(g), check the following box. [ ]

      NOTE: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Rule 13d-7 for other parties to whom copies are to be sent.

      *The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

      The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

                         (Continued on following pages)

CUSIP NO. 408623106               SCHEDULE 13D


1     NAMES OF REPORTING PERSONS:
      JQH Acquisition LLC
      I.R.S. IDENTIFICATION NOS. OF ABOVE PERSONS (ENTITIES ONLY)
--------------------------------------------------------------------------------
2     CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP *
                                                                         (a) [ ]
                                                                         (b) [X]
--------------------------------------------------------------------------------
3     SEC USE ONLY

--------------------------------------------------------------------------------
4     SOURCE OF FUNDS *
      AF, OO
--------------------------------------------------------------------------------
5     CHECK IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS
      2(d) OR 2(e)                                                           [ ]
--------------------------------------------------------------------------------
6     CITIZENSHIP OR PLACE OF ORGANIZATION
      Delaware
--------------------------------------------------------------------------------
                        7     SOLE VOTING POWER
  NUMBER OF                   0
    SHARES              --------------------------------------------------------
 BENEFICIALLY           8     SHARED VOTING POWER
OWNED BY EACH                 18,089,823
  REPORTING             --------------------------------------------------------
 PERSON WITH            9     SOLE DISPOSITIVE POWER
                              0
                        --------------------------------------------------------
                        10    SHARED DISPOSITIVE POWER
                              0
--------------------------------------------------------------------------------
11    AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
      18,089,823
--------------------------------------------------------------------------------
12    CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES *
      [ ]
--------------------------------------------------------------------------------
13    PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
      82.5%
--------------------------------------------------------------------------------
14    TYPE OF REPORTING PERSON *
      OO
--------------------------------------------------------------------------------


                               * SEE INSTRUCTIONS

                                  SCHEDULE 13D

      This Amendment No. 5 ("Amendment No. 5") to the Schedule 13D dated February 9, 2005 of JQH Acquisition LLC, a Delaware limited liability company (the "Reporting Person"), as amended by Amendment No. 1 to the Schedule 13D dated March 1, 2005, Amendment No. 2 to the Schedule 13D dated March 14, 2005, Amendment No. 3 to the Schedule 13D dated May 6, 2005 and Amendment No. 4 to the
Schedule 13D dated June 7, 2005 (collectively, the "Schedule 13D") relating to the shares of Class A common stock, par value $0.01 per share (the "Shares"), of John Q. Hammons Hotels, Inc., a Delaware corporation (the "Company"), is being filed (1) to report the entry into (a) an Agreement and Plan of Merger, dated as of June 14, 2005, among the Reporting Person, the Company and JQH Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of the Reporting Person ("Merger Sub"), (b) an Amended and Restated Transaction Agreement, dated as of June 14, 2005, among the Reporting Person, JD Holdings, LLC, a Delaware limited liability company and an affiliate of the Reporting Person ("JDH"), Mr. John Q. Hammons ("Mr. Hammons"), Mr. Hammons, as Trustee of the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated (the "Trust"), and Hammons, Inc., a Missouri corporation (the "Amended and Restated Transaction Agreement"), (c) a Commitment Letter, dated as of June 14, 2005 (the "iStar Commitment Letter"), between the Reporting Person and iStar Financial Inc. ("iStar") and (d) a Commitment Letter, dated as of June 23, 2005, between the Reporting Person and Jonathan D. Eilian ("Mr. Eilian") (the
"Equity Commitment Letter") and (2) to update Items 3, 4, 5 and 7 of the
Schedule 13D.

      Other than as set forth below, to the best knowledge of the Reporting Person, there has been no material change in the information set forth in response to Items 1, 2 and 6 of the Schedule 13D. Accordingly, Items 1, 2 and 6 are omitted from this Amendment No. 5.

ITEM 3. SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION

      Item 3 of the Schedule 13D is amended to insert the following paragraph at the end thereof:

      "On June 14, 2005, the Reporting Person entered into the Merger Agreement with the Company and Merger Sub. The Merger Agreement provides that upon consummation of the merger contemplated thereby, each outstanding Share (other than treasury shares, Shares held by the Reporting Person, Merger Sub, the Company or any wholly-owned subsidiary of the Company, and Shares as to which the Company's stockholders demand appraisal rights in compliance with Delaware law) will convert into the right to receive $24.00 in cash. Shares of the Company's Class B common stock, all of which are held by Mr. Hammons, the Company's principal stockholder, will remain outstanding as shares of common stock of the Company, as the surviving corporation in the merger contemplated by the Merger Agreement. A copy of the Merger Agreement is incorporated by reference to this Statement as Exhibit 19.

      On June 14, 2005, the Reporting Person also entered into the Amended and Restated Transaction Agreement, which amends and restates the Transaction Agreement (as defined below). The Amended and Restated Transaction Agreement sets forth the general structure of the merger contemplated by the Merger Agreement and the contemplated related transactions, as well as the general understandings and intentions of the parties with respect to such merger. A copy of the Amended and Restated Transaction Agreement is incorporated by reference to this Statement as
Exhibit 20.

      On June 14, 2005, the Reporting Person also entered into the iStar Commitment Letter, pursuant to which iStar agreed to provide an up to $165 million short-term debt facility to the Reporting Person to facilitate the transactions contemplated by the Merger Agreement and the Amended and Restated Transaction Agreement. The iStar Commitment Letter also provides that iStar will provide a $275 million line of credit to be used for the purpose of enabling a limited liability company controlled by the Reporting Person to provide a credit facility to Mr. Hammons and the Trust. A copy of the iStar Commitment Letter is attached to this Statement as Exhibit 21 and is incorporated herein by reference.

      On June 23, 2005, the Reporting Person entered into the Equity Commitment Letter, pursuant to which Mr. Eilian agreed to provide to the Reporting Person up to $21.04 million of equity financing for purposes of the merger contemplated by the Merger Agreement. A copy of the Equity Commitment Letter is attached to this Statement as Exhibit 22 and is incorporated herein by reference."

ITEM 4. PURPOSE OF TRANSACTION

      Item 4 of the Schedule 13D is amended to insert the following immediately prior to the last paragraph of Item 4:

      "On June 14, 2005, the Reporting Person entered into the Merger Agreement with the Company and Merger Sub. The Merger Agreement provides that upon consummation of the merger contemplated thereby, each outstanding Share (other than treasury shares, Shares held by the Reporting Person, Merger Sub, the Company or any wholly-owned subsidiary of the Company, and Shares as to which the Company's stockholders demand appraisal rights in compliance with Delaware law) will convert into the right to receive $24.00 in cash. Shares of the Company's Class B common stock, all of which are held by Mr. Hammons, the Company's principal stockholder, will remain outstanding as shares of common stock of the Company, as the surviving corporation in the merger contemplated by the Merger Agreement.

      The merger is conditioned upon, among other things, approval by the Company's stockholders at a special meeting called for that purpose. Mr. Hammons has agreed to vote his shares in favor of the merger, and the Company has reserved the right to seek approval by holders of a majority of the Shares voting at the meeting not held by Mr. Hammons and his affiliates. A copy of the Merger Agreement is incorporated by reference to this Statement as Exhibit 19.

      On June 14, 2005, the Reporting Person also entered into the Amended and Restated Transaction Agreement, which amends and restates the Transaction Agreement. The Amended and Restated Transaction Agreement sets forth the general structure of the merger contemplated by the Merger Agreement and the contemplated related transactions, as well as the general understandings and intentions of the parties with respect to such merger.

      Under the Amended and Restated Transaction Agreement:

      - Mr. Hammons, the Trust and Hammons, Inc. (collectively, the "JQH Stockholders") agree to vote in favor of the merger and the other transaction agreements and, without regard to any recommendations by the Company, to vote against any competing proposal or other action or agreement that would prevent or hinder the completion of the merger and the related transactions.

      - The JQH Stockholders agree not to transfer or convey their equity interests in the Company or any of its affiliated companies, grant proxies or enter into any voting agreements with respect to their equity interests, deposit any equity interest into a voting trust, convert or allow conversion of their shares of Class B common stock into Shares, or cause to be declared or paid any dividends or distributions with respect to their equity interests of the Company or the Partnership.

      - The JQH Stockholders agree to discontinue any solicitation or discussions begun before entering into the Amended and Restated Transaction Agreement, to not commence any solicitation or discussion with any person, and to not authorize or approve of, any proposed or potential transaction other than the merger and related transactions described below.

      - The parties set forth generally their understanding of the actions necessary to comply with the terms and conditions of the Indenture, dated as of May 21, 2002, by and among the Partnership, John Q. Hammons Hotels Finance Corporation III, a Missouri corporation, and Wachovia Bank, National Association, as trustee, relating to the First Mortgage Notes due 2012.

      The Amended and Restated Transaction Agreement also contemplates that after the effective time of the merger, the following agreements will be consummated:

      The Company, as general partner, and the Trust, Hammons, Inc. and J.Q.H., Inc., as limited partners, will amend the partnership agreement of the Partnership by adopting Amendment No. 4 to the partnership agreement. Amendment No. 4 provides for allocation of a federal income tax deduction for amounts paid related to the granting of bonuses equal to option spreads on the stock of the Company owned by employees and former employees of the Partnership. A copy of Amendment No. 4 is incorporated by reference to this Statement as Exhibit 23.

      The Real Estate Sale and Non-Compete Agreement is an agreement by and among John Q. Hammons Hotels Two, L.P. ("Hotels Two"), the Trust and Mr. Hammons. This agreement calls for the sale by Hotels Two to the Trust of certain property and the granting of an exclusive option to purchase additional property. This agreement also provides that the Trust and Mr. Hammons will not, directly or indirectly through any affiliates, develop on either of the subject properties any hotel, motel, "condo," rental time-share or nightly rental hospitality project, for a stated period of time. A copy of the Real Estate Sale and Non-Compete Agreement is incorporated by reference to this Statement as Exhibit 24.

      The Reporting Person, Merger Sub, Atrium Hotels, LLC, the Partnership, Hotels Two, the Trust and Chateau Lake, LLC ("Chateau Lake") will enter into the Chateau Distribution Agreement, which provides for (a) the conveyance by Hotels Two, as sole member of Chateau Lake, to the Trust, all of Hotel Two's limited liability company interests in Chateau Lake (being 100% of the membership interests in Chateau Lake) and (b) the distribution of certain assets and liabilities of the Company and the Partnership to John Q. Hammons Hotels Management, LLC ("Management") in exchange for the transfer by the Trust of certain of its limited partnership interests in the Partnership to the Partnership for cancellation. A copy of the Chateau Distribution Agreement is incorporated by reference to this Statement as Exhibit 25.

      A Management Assets and Obligations Distribution Agreement will be entered into by the Reporting Person, the Company, the Partnership and Management under which Management will acquire certain assets owned by the Company and the Partnership and employ certain employees of the Company and the Partnership. This agreement provides for the distribution of certain assets and liabilities by the Company to the Partnership which, in turn, will then distribute such assets to Management, subject to certain conditions. In addition, Management will assume and agree to perform certain liabilities and obligations of the Company or the Partnership. A copy of the Management Assets and Obligations Distribution Agreement is incorporated by reference to this Statement as Exhibit 26.

      After Amendment No. 4 to the partnership agreement of the Partnership has been adopted, the Company, as general partner, and the Trust and Hammons, Inc., as limited partners, will adopt the Third Amended and Restated Limited Partnership Agreement, to recapitalize the Partnership as follows: (a) the respective limited partnership interests of the Trust and Hammons, Inc. will be converted to preferred interests in the Partnership, which will equal 2% of all of the outstanding partnership units of the Partnership at the closing of the merger; and (b) a portion of the Company's general partner partnership interest will be converted into $7 million of preferred interests in the Partnership. In addition, under the Third Amended and Restated Limited Partnership Agreement, iStar will provide financing to the Trust and Hammons, Inc., as limited partners, and to the Company, as general partner, in connection with the transactions occurring on the effective date of the merger; in return, the preferred interests in the Partnership will be pledged to iStar. A copy of the Third Amended and Restated Limited Partnership Agreement is incorporated by reference to this Statement as Exhibit 27.

      The Trust and the Company will enter into a Redemption Agreement that provides that, immediately after the adoption by the Partnership of the Third Amended and Restated Partnership Agreement, the Trust will deliver to the Company, and the Company will redeem, 294,100 shares of Class B common stock of the Company currently owned by the Trust in exchange for the delivery to the Trust of preferred interests in the Partnership by the Company. This agreement also stipulates that upon the redemption of the Company Class B common stock and upon the timely request of the Trust, the Company will cause the Partnership to make an election under Section 754 of the Internal Revenue Code of 1986, as amended. A copy of the Redemption Agreement is incorporated by reference to this Statement as Exhibit 28.

      Atrium GP, LLC, as general partner, and the Trust and Hammons, Inc., as limited partners, will adopt the Fourth Amended and Restated Partnership Agreement of the Partnership, pursuant to which the Partnership will be renamed "Atrium Hotels, L.P." and Atrium GP, LLC will replace the Company as general partner of the Partnership. A copy of the Fourth Amended and Restated Partnership Agreement is incorporated by reference to this Statement as Exhibit 29.

      The Tax Indemnity Agreement will be executed by Hotels Two, the Company, Mr. Hammons, the Trust and the Partnership. Pursuant to this agreement, Mr. Hammons, Hammons, Inc. and the Trust will receive thirty days advance notice of any contemplated or possible refinancing of any "existing guaranteed debt" to enable those parties to determine whether they desire to continue, reduce or eliminate their guarantee of or any contributory obligation with respect to any debt refinancing of such "existing guaranteed debt." In addition, the Partnership will, upon written request, permit Mr. Hammons, Hammons, Inc. and the Trust, or any of them, to take any action not adverse to the Partnership, the Company or any successor general partner of the Partnership necessary to increase the tax basis of Mr. Hammons, Hammons, Inc. and the Trust for federal income tax purposes in their interest in the Partnership. Furthermore, the Partnership will indemnify Mr. Hammons, Hammons, Inc. and the Trust and hold them harmless from the income tax assumed to be imposed on them as a result of an event giving rise to an indemnity payment under such agreement. In addition, the Partnership will indemnify Mr. Hammons, the Trust and Hammons, Inc. from the assumed tax burden resulting from a sale of any of certain properties owned by the Partnership during Mr. Hammons' lifetime, and will agree to refrain from any voluntary sale of such properties unless certain conditions are met. A copy of the Tax Indemnity Agreement is incorporated by reference to this Statement as
Exhibit 30.

      Pursuant to a Sponsor Right of First Refusal Agreement to be entered into by and among Mr. Hammons, the Trust, twelve entities controlled by Mr. Hammons (which own certain hotels controlled by Mr. Hammons) and JDH, JDH will obtain a right of first refusal to purchase any of the hotels owned by, or subsequently acquired or developed by, Mr. Hammons, the Trust, or any other entity directly or indirectly controlled by Mr. Hammons, the Trust, or any of their affiliates, under certain conditions, if a purchase agreement is executed with a third party to sell such hotel. In addition, to the extent that a partial interest in any such hotel is being sold, JDH will have the right to purchase such hotel in its entirety on substantially the same economic terms agreed with the third-party buyer. A copy of the Sponsor Right of First Refusal Agreement is incorporated by reference to this Statement as Exhibit 31.

      The Partnership and Hotels Two, each on behalf of itself and its subsidiaries and Mr. Hammons and the Trust, will enter into a JQH Right of First Refusal Agreement. The agreement stipulates that, prior to the sale of certain hotels, the Reporting Person will provide to Mr. Hammons a written purchase and sale agreement describing the sale. Mr. Hammons may elect to purchase any such hotel from the applicable seller by providing a notice to the Reporting Person within thirty (30) days following the date of notice. The parties would then close the sale transaction on substantially identical economic terms. A copy of the JQH Right of First Refusal Agreement is incorporated by reference to this Statement as Exhibit 32.

      A Non-Solicitation Agreement will be executed by the Reporting Person, Newco, LLC, the Partnership, the Company, Mr. Hammons, the Trust and Management. The Reporting Person, the Company, the Partnership and their affiliates will agree not to solicit to hire or hire, without the prior written consent of Mr. Hammons, any management level employees of Management. A copy of the Non-Solicitation Agreement is incorporated by reference to this Statement as
Exhibit 33.

      The Partnership and the Reporting Person will enter into a Corporate Overhead Fee Agreement, pursuant to which the Partnership will engage the Reporting Person to perform services in the field of financial, strategic planning, asset and management consulting services and other similar management areas. In exchange, the Partnership will pay the Reporting Person an annual fee of $1,000,000. A copy of the Corporate Overhead Fee Agreement is incorporated by reference to this Statement as Exhibit 34.

      The Development Restriction Agreement is an agreement by and among the Partnership, Hotels Two, a wholly-owned subsidiary of the Partnership intended to be treated as a taxable real estate investment trust ("REIT") subsidiary ("TRS"), Mr. Eilian, Atrium Hotels, LLC and affiliates of any of them and Mr. Hammons and the Trust, and any affiliates of them. In this agreement, the Partnership, Hotels Two, TRS, Mr. Eilian, Atrium Hotels, LLC and Mr. Hammons and his affiliates will establish certain procedures governing the development and construction (but not the acquisition) of any new hotel. At the option of the owner of an existing hotel, an impact study will be performed, except for four hotels currently under development by Mr. Hammons and his affiliates, to determine the effect of a new hotel proposed to be built in the market area of the applicable existing hotel. To the extent that a negative impact would be quantified as 2% or more of annual gross revenues on such existing hotel, the relevant parties will either enter into a joint venture with respect to the new facility, or the new hotel will not be built. This Development Restriction Agreement will continue until the earlier of Mr. Hammons' death or the final redemption of all of the Hammons preferred units in, or liquidation of, the Partnership pursuant to certain provisions in the Partnership Agreement. A copy of the Development Restriction Agreement is incorporated by reference to this Statement as Exhibit 35.

      TRS will lease certain hotels from the Partnership and Hotels Two pursuant to a general form of lease agreement. A copy of the lease agreement is incorporated by reference to this Statement as Exhibit 36.

      Management, the Partnership, Hotels Two, TRS and the "Hammons Owners" (entities listed in Schedule I of the Revenue Sharing Agreement) will enter into a Revenue Sharing Agreement. The Revenue Sharing Agreement terminates the obligations of Management with respect to certain properties. The affiliates of Mr. Hammons will be required to pay the Partnership two percent (2%) of gross revenues on certain properties in lieu of management fees. Additionally, the Partnership will pay Management the amount by which the actual operating costs exceed the fee charged under the Management Services Agreement, described below. The Revenue Sharing Agreement will run concurrently with the Management Services Agreement. A copy of the Revenue Sharing Agreement is incorporated by reference to this Statement as Exhibit 37.

      A Management Services Agreement will be entered into between TRS and Management. Management will provide management services to certain current and future properties owned, leased, or managed by TRS. Management will also provide portfolio management services for TRS consistent with past practices. In exchange, TRS will pay as the management fee the actual operating costs incurred by Management, including an annual salary of $200,000 plus benefits paid to Mr. Hammons. However, TRS will not be obligated to pay any fee in excess of the amount for which TRS could receive comparable management services in an arm's-length transaction. To the extent the management-related operating expenses of Management exceed such an amount, the Partnership will pay the excess amount. A copy of the Management Services Agreement is incorporated by reference to this Statement as Exhibit 38.

      The iStar Funding Agreement is an agreement by and between iStar, a prospective Borrower to be formed by Mr. Hammons and a lender to be formed by Mr. Eilian, under which the Borrower requests that iStar agree to fund amounts due to Borrower under a Loan Agreement with Lender should Lender fail to satisfy its funding obligations under the Lender Loan Agreement. The Funding Agreement provides that Borrower and Lender enter into certain additional agreements with respect to the Lender's Loan. A copy of the iStar Funding Agreement is incorporated by reference to this Statement as Exhibit 39.

      The long term line of credit agreement is an agreement by and between an entity to be formed by Mr. Hammons and an entity to be formed by Mr. Eilian, whereby Mr. Eilian's entity will agree to make loans to Mr. Hammons' entity from time to time in an aggregate amount not to exceed $275,000,000. Each loan will be in a minimum principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Outstanding principal will be paid at a Base Rate. The Base Rate is defined as (a) the greater of (i) the London Interbank Offered Rate ("LIBOR") or an alternate rate if LIBOR ceases to be published or (ii) 3.22% per annum, plus (b) one percent (1%). A copy of the Long Term Line of Credit Agreement is incorporated by reference to this Statement as Exhibit 40.

      A copy of the Amended and Restated Transaction Agreement is attached to this Statement as Exhibit 20 and is incorporated herein by reference.

      The foregoing descriptions of each of these agreements do not purport to be complete and are qualified in their entirety by reference to the form of the agreements, which are filed as exhibits hereto, and are incorporated herein by reference."

ITEM 5. INTEREST IN SECURITIES OF THE ISSUER

      Item 5(a) of the Schedule 13D is amended by deleting therefrom the words "Transaction Agreement" and replacing them with "Amended and Restated Transaction Agreement".

      Item 5(b) of the Schedule 13D is amended by deleting therefrom the words "Transaction Agreement" and replacing them, in each instance, with "Amended and Restated Transaction Agreement".

ITEM 7. MATERIAL TO BE FILED AS EXHIBITS

Exhibit 19 Agreement and Plan of Merger among JQH Acquisition LLC, JQH Merger Corporation and John Q. Hammons Hotels, Inc., dated as of June 14, 2005.*

Exhibit 20 Amended and Restated Transaction Agreement, dated as of June 14, 2005 by and among JD Holdings, LLC, JQH Acquisition LLC, J.Q. Hammons, the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated, and Hammons, Inc.*

Exhibit 21 iStar Commitment Letter, dated as of June 14, 2005, between JQH Acquisition LLC and iStar Financial Inc.

Exhibit 22 Equity Commitment Letter, dated as of June 23, 2005, between Jonathan
D. Eilian and JQH Acquisition LLC.

Exhibit 23 Form of Amendment No. 4, to the Second Amended and Restated Agreement of Limited Partnership of John Q. Hammons Hotels, L.P., dated as of November 23, 1994 between John Q. Hammons Hotels, Inc., as general partner, the Revocable Trust of John Q. Hammons dated December 28, 1989, as amended and restated, Hammons, Inc., and J.Q.H., Inc., as limited partners.*

Exhibit 24 Form of Real Estate Sale and Non-Compete Agreement regarding certain properties, by and between John Q. Hammons Hotels Two, L.P., the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated and John Q. Hammons.*

Exhibit 25 Form of Chateau Distribution Agreement by and among JQH Acquisition LLC, JQH Merger Corporation, Atrium Hotels, LLC, John Q. Hammons Hotels, L.P.,

John Q. Hammons Hotels Two, L.P., the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated, and Chateau Lake, LLC.*

Exhibit 26 Form of Management Assets and Obligations Distribution Agreement among JQH Acquisition LLC, John Q. Hammons Hotels, Inc., John Q. Hammons Hotels, L.P., and JQH Hotels Management, LLC, a Delaware limited liability company.*

Exhibit 27 Form of Third Amended and Restated Limited Partnership Agreement of John Q. Hammons Hotels, L.P. among John Q. Hammons Hotels, Inc., as general partner of the Partnership, the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated, Hammons, Inc. and any additional limited partner that is admitted to the Partnership from time to time.*

Exhibit 28 Form of Redemption Agreement among the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated and John Q. Hammons Hotels, Inc.*

Exhibit 29 Form of Fourth Amended and Restated Agreement of Limited Partnership of John Q. Hammons Hotels, L.P. among Atrium GP, LLC, as general partner, the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated, Hammons, Inc. and any additional limited partner that is admitted from time to time.*

Exhibit 30 Form of Tax Indemnity Agreement among John Q. Hammons, Hammons, Inc., the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated, John Q. Hammons Hotels, Inc., John Q. Hammons Hotels, L.P., and John
Q. Hammons Hotels Two, L.P.*

Exhibit 31 Form of Right of First Refusal Agreement among John Q. Hammons, the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated, Hammons of New Mexico, LLC, Hammons of Frisco, LLC, Hammons of Colorado, LLC, Hammons of Arkansas, LLC, Hammons of South Carolina, LLC, City Center Hotel Corporation, Hammons of Huntsville, LLC, Hammons of Lincoln, LLC, Hammons of Franklin, LLC, Hammons of Richardson, LLC, Richardson Hammons, LP and John Q. Hammons Center, LLC and JD Holdings, LLC, and any Affiliate thereof.*

Exhibit 32 Form of Right of First Refusal Agreement among John Q. Hammons Hotels, L.P., and John Q. Hammons Hotels Two, L.P., each on behalf of itself and its Subsidiaries and John Q. Hammons and the Revocable Trust of John Q. Hammons dated December 28, 1989, as amended and restated.*

Exhibit 33 Form of Non-Solicitation Agreement among JQH Acquisition LLC, Newco, LLC, John Q. Hammons Hotels, L.P., John Q. Hammons Hotels, Inc., John Q. Hammons, the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated and JQH Hotels Management, LLC.*

Exhibit 34 Form of Corporate Overhead Fee Agreement between John Q. Hammons Hotels, L.P. and JQH Acquisition LLC.*

Exhibit 35 Form of Development Restriction Agreement among John Q. Hammons Hotels, L.P., John Q. Hammons Hotels Two, L.P., and TRS, each on behalf of itself and its Subsidiaries and Jonathan D. Eilian, Atrium Hotels, LLC, and John
Q. Hammons, the Revocable Trust of John Q. Hammons dated December 28, 1989, as amended and restated and any Affiliate of John Q. Hammons or the Revocable Trust of John Q. Hammons dated December 28, 1989, as amended and restated which develops or constructs hotels and related facilities.*

Exhibit 36 A generic form of lease agreement to be entered into by a taxable REIT subsidiary, as lessee, and John Q. Hammons Hotels, L.P., or John Q. Hammons Hotels Two, L.P., as lessor.*

Exhibit 37 Form of Revenue Sharing Agreement among John Q. Hammons Management Company, LLC, John Q. Hammons Hotels, L.P., John Q. Hammons Hotels Two, L.P., TRS, and John Q. Hammons, the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated, Richardson Hammons, LP, Hammons of Franklin (Under Richardson Hammons LP), Hammons of Richardson (Under Richardson Hammons
LP), Hammons of Arkansas, LLC, Hammons of Colorado, LLC, Hammons of Frisco, LLC, Hammons of Huntsville, LLC, Hammons of N. Mexico, LLC, Hammons of S. Carolina, LLC, Chateau Lake LLC, City Centre Hotel Corporation, and John Q. Hammons Center, LLC.*

Exhibit 38 Form of Management Services Agreement between TRS Subsidiary and John
Q. Hammons Management Company, LLC.*

Exhibit 39 Form of Funding Agreement to be entered into by iStar Financial Inc., a yet to be determined borrower and yet to be determined lender.*

Exhibit 40 Form of Long Term Line of Credit Agreement between an entity to be formed by Mr. Hammons and an entity to be formed by Mr. Eilian.*

---------------------
* Incorporated by reference to the Current Report on Form 8-K filed by John Q. Hammons Hotels, Inc. on June 20, 2005.

                                    SIGNATURE

            After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


Date: June 27, 2005

                                        JQH ACQUISITION LLC

                                        By: /s/ Jonathan D. Eilian
                                            ------------------------------------
                                            Name:   Jonathan D. Eilian
                                            Title:  Managing Member

[iSTAR | FINANCIAL LOGO]                                   Exhibit 21

June 14, 2005

Jonathan D. Eilian
JQH Acquisition, LLC
Carnegie Hall Tower
152 West 57th Street
New York, NY 10019

      Re: Acquisition of John Q. Hammons Hotels, Inc. - Terms of $275,000,000 Line of Credit and up to $165,000,000 Acquisition Facility

Dear Jonathan:

      This Letter Agreement sets forth the principal terms upon which iStar Financial Inc. ("iStar") will provide a $275,000,000 Line of Credit (the "Lendco Line") to be used for the sole and exclusive purpose of enabling Lendco (defined below) to provide the Hammons Line (defined below) to John Q. Hammons ("Hammons") and The Revocable Trust of John Q. Hammons (the "Hammons Trust"; and with Hammons, the "Hammons Borrowers") and an up to $165,000,000 Acquisition Facility (the "Acquisition Facility") to JQH Acquisition LLC (the "Holdco"), which at the closing (the "Closing Date") of the Transactions (defined below) will be wholly owned (other than iStar's Participation Interest (defined below), directly or indirectly, by Jonathan D. Eilian ("Eilian"), to facilitate Holdco's acquisition of John Q. Hammons Hotels, Inc., and its subsidiaries ("JQH Hotels"). The Lendco Line, the Hammons Line and the Acquisition Facility will close simultaneously on the Closing Date.

      The acquisition transaction will include, among other components , a cash-out merger pursuant to which all Class A common shares of JQH Hotels will be acquired, the contribution by the Hammons Borrowers of all of their remaining equity interests in JQH Hotels (including all Class B shares and limited partnership interests), the issuance to the Hammons Borrowers of a $335,000,000 preferred equity interest (the "Preferred Equity") in the Operating Partnership (defined below), and the distribution to the Hammons Borrowers of the Chateau on the Lake and the management company assets and operations currently owned by JQH Hotels. The financing transactions and the acquisition transactions described above are collectively referred to herein as the "Transactions." The Transactions are described in a certain Amended and Restated Transaction Agreement (the "Transaction Agreement"), by and among John Q. Hammons, Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated, Hammons, Inc., JD Holdings, LLC, and JQH Acquisition LLC, dated as of June 14, 2005, which is attached hereto as Exhibit A and hereby approved by iStar.

Lendco Line

General The Hammons Line will be provided via back-to-back credit agreements between iStar and Atrium Lendco, LLC ("Lendco"), an indirect, wholly owned limited liability company controlled by Holdco, on the one hand, and Lendco and the Hammons Borrowers, on the other hand (the "Hammons Line"). The terms and conditions of the Lendco Line and the Hammons Line will be substantially the same, although certain terms and conditions will apply to Lendco that will not apply to the Hammons Borrowers.

Hammons Line:           A draft of the Loan Agreement between Lendco and
                        the  Hammons Borrowers, to be dated the Closing
                        Date, is attached hereto as Exhibit B

Jonathan Eilian
JQH Acquisition, LLC
June 14, 2005
Page 2

                        (the "Hammons Line Loan Agreement"). The Hammons Line Loan Agreement, in substantially the form attached hereto, and certain documents ancillary to the Hammons Line Loan Agreement (including without limitation a note and assignments and other collateral documents) will be entered into on the Closing Date.

Borrower:               Lendco, a newly formed, special purpose, bankruptcy
                        remote limited liability company, which will be wholly owned and controlled by Holdco, which will directly or indirectly own all of the common equity interests (other than the "Participation Interest," defined below) and the general partner interest in the Operating Partnership. Lendco will, in turn, be the lender to the Hammons Borrowers under the Hammons
                        Line. The Lendco Line, including the related loan agreement and security documents, will be structured so that it constitutes a hypothecation loan.

Use of Proceeds:        All proceeds will be advanced by iStar directly to
                        the Hammons Borrowers on behalf of Lendco for the purposes set forth in the Hammons Line.

Amount/Draws:           Up to $275,000,000, drawn in amounts, subject to
                        applicable restrictions and limitations and at such times as draws are made on the Hammons Line. All draws on the Hammons Line will be required to be made with proceeds from the Lendco Line; provided, however, in the event that iStar is in default in its funding obligations under the Lendco Line, Eilian, Holdco or their respective affiliates may make advances directly to the Hammons Borrowers under the Hammons Line. Lendco will not have a draw capability under the Lendco Line independent from amounts drawn under the Hammons Line. Amounts repaid as a result of repayments under the Hammons Line may, if re-borrowed by the Hammons Borrowers pursuant to the terms of the Hammons Line Loan Agreement, be re-borrowed by Lendco. The Lendco Loan Agreement will contain mutually acceptable provisions providing for the repayment of the Lendco Line in the event that iStar is in material default, which default remains uncured.

Recourse:               The obligations of Lendco under the Lendco Line will
                        be fully recourse to Lendco.

Guaranty:               The obligations of Lendco will be guaranteed (the
                        "Guaranty") by Holdco; provided, however, that to the extent that the guaranty relates to the repayment of the principal of the Lendco Line, such guarantee will be limited to (i) assuring that payments made in redemption of the Preferred Equity are applied to repay the Hammons Line and, in turn, the Lendco Line,
                        (ii) any deficiency in the redemption in full of the Preferred Equity resulting from a breach by Eilian, Holdco or their respective affiliates of any of their obligations under the Operating Partnership
                        Partnership Agreement, (iii) the Quarterly Payments
                        (defined below), (iv) accrued and unpaid interest with respect to the Lendco Line (in excess of amounts accrued and unpaid under the Hammons Line) and (v) repayment of the Lendco Line in full in accordance with the last sentence of the first paragraph of the section entitled "Principal Payments Generally" below.


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    1114 Avenue of the Americas, 27th Floor | New York, New York 10036 | Phone -
212/930-9400 | Fax - 212/930-9494

Jonathan Eilian
JQH Acquisition, LLC
June 14, 2005
Page 3


Term: The Term of the Lendco Line will be co-terminus with the Hammons Line.

Interest Rate/
Interest Payments:      10% per annum, accruing monthly (the "Lendco Interest");
                        provided, however, that if the Hammons Borrowers are in default under the Hammons Line such that either Default
                        Interest or "Suspension Default Interest," as defined in the Hammons Line Loan Agreement, is paid by the Hammons
                        Borrowers, such Default Interest or Suspension Default
                        Interest will be paid by Lendco to iStar as default interest payable under the Lendco Line (which shall contain default provisions parallel to those under the Hammons Line).

                        All interest payments payable to Lendco from the Hammons Borrowers under the Hammons Line (the "Hammons Interest") will be used by Lendco to pay interest currently on the Lendco Line (and paid directly by the Hammons Borrowers to iStar). In the event that interest paid under the Hammons Line exceeds interest due to iStar under the Lendco Line, such excess may be retained by Lendco and distributed, at Lendco's option, to Holdco. If Hammons' death occurs prior to the end of the 5th year after the closing of the Hammons Line and (i) the Estate of Hammons elects to receive all or a portion of the up to $50,000,000 Special Distribution with respect to the Preferred Equity, (ii) the Estate does not utilize all of such funds to repay the Hammons Line and (iii) the interest rate on a portion of the Hammons Line equal to the amount of the Special Distribution not used for repayment is increased by 3.00%, all as provided under the Hammons Line Loan Agreement, such additional amount of interest paid by the Hammons Borrowers will also be paid directly to iStar and used to pay interest currently on the Lendco Line (but such additional interest will not increase the amount of interest payable by Lendco under the Lendco Line).

                        Holdco will be obligated to make contributions of cash to Lendco sufficient to pay the excess of the Lendco Interest over the Hammons Interest, subject only to (a) Holdco's inability to obtain distributions of cash from the Operating Partnership due to restrictions on distributions of the Operating Partnership caused by restrictive covenants contained in the underlying mortgage debt owed by the Operating Partnership (the "Mortgage Debt") and to certain distribution limitations to be contained in the Operating Partnership Agreement and (b) the prior application of cash to payments with respect to the Acquisition Facility. To the extent that sufficient cash (i) is not able to be distributed from the Operating Partnership because of the Mortgage Debt restrictions or the Operating Partnership limitations (the "Operating Partnership Distribution Restrictions/Limitations") or (ii) is not available to Holdco because Holdco has applied its available cash to make payments of interest, principal or fees with respect to the Acquisition Facility, and as a result sufficient cash is not available to Holdco and, in turn, to Lendco to satisfy Lendco's payment obligations under this section, interest on the Lendco Line in excess of the Hammons Interest will accrue and compound monthly at the interest rate then applicable on the Lendco Line (the "Cumulative Restricted Interest Payments") and shall be payable when and to the extent that cash becomes available to Holdco and/or Lendco.


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    1114 Avenue of the Americas, 27th Floor | New York, New York 10036 | Phone -
212/930-9400 | Fax - 212/930-9494

Jonathan Eilian
JQH Acquisition, LLC
June 14, 2005
Page 4


                        Payments of interest will be made (or accrue) monthly on the first day of each calendar month and calculated on the outstanding balance from time to time and on a basis of actual days elapsed and a 360-day year. There will be a two-day grace period with respect to monetary defaults, limited to two times per calendar year.

Origination Fee:        1.0% of the total maximum amount of the Lendco Line,
                        payable on the Closing Date.

Unused Facility Fee:    0.50% of the undrawn amount of the Lendco Line as of
                        each annual anniversary thereof; provided, however, that no Unused Facility Fee will be due and payable with respect to (i) amounts in excess of the maximum amount that may be drawn under the Hammons Line because of the annual cumulative limitations on draws thereunder and (ii) any unused amount resulting from Mandatory Prepayments (discussed below).

Default Rate of         The regular interest rate set forth above, plus 5.0%. In
Interest:               the event that the default under the Lendco Line is a
                        result of a default under the Hammons Line (and not an independent default under the Lendco Line), then the default interest payable under the Hammons Line will be applied to satisfy the default interest hereunder.

Late Payment Fee:       3.0% of the amount of each late payment.

Principal Repayments    All principal payments received by Lendco from the
Generally:              Hammons Borrowers under the Hammons Line will be paid
                        directly to iStar and utilized to repay principal on the Lendco Line. Other than such payments, the Mandatory
                        Prepayments (discussed below) and the Additional
                        Principal Payments (discussed below), Lendco will not be allowed to make principal payments. Under no circumstances may the Preferred Equity be redeemed, purchased or satisfied in any way by the Operating
                        Partnership, Holdco or Eilian, or any of their respective affiliate(s), for less than the face amount thereof, unless the Lendco Line is satisfied in full at such time in connection with such redemption.

Mandatory Prepayments:  In the event that the outstanding amount of the Lendco
                        Line is in excess of $175,000,000, Lendco will be obligated to make quarterly principal payments (the "Quarterly Payments") each in the amount of $6,250,000, payable on the last day of each calendar quarter commencing the earlier of (i) one year following Hammons' death and (ii) September 30, 2011, and continuing until the outstanding amount of the Lendco Line is reduced to $175,000,000; provided, however, that
                        (a) if the Operating Partnership Distribution Restrictions/Limitations prohibit or limit distributions or (b) Holdco has made a "Tax Distribution," defined below, and as a result of either (a) or (b) neither Lendco nor Holdco have any cash on hand, the quarterly principal payment obligations set forth in this paragraph will be suspended until cash becomes available to Holdco and/or Lendco, following which a payment(s) representing the cumulative Quarterly Payments previously prohibited or limited shall be made and the balance of the Quarterly Payments, if any, shall thereafter be made currently. For purposes of


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    1114 Avenue of the Americas, 27th Floor | New York, New York 10036 | Phone -
212/930-9400 | Fax - 212/930-9494

Jonathan Eilian
JQH Acquisition, LLC
June 14, 2005
Page 5


                        this paragraph, in the event that in any year there are cumulative income tax profits or gains (taking into account all prior allocations of income, profit, gains and losses) allocated to Eilian from his investment in Holdco such that the cumulative cash distributions made to Eilian through such time are not sufficient to pay Eilian's income taxes (at Eilian's effective combined Federal, state and city rate) due on such cumulative profits or gains (the "Excess Tax Liability"), then Holdco may make a "Tax Distribution" to Eilian in the amount of such Excess Tax Liability.

Additional Principal    Each time that Lendco makes a Quarterly Payment, Lendco
Payments:               may at its option also make an additional principal
                        payment (an "Additional Principal Payment"), in an amount not to exceed $5,000,000 (such that the aggregate principal payment at any such time may be up to $11,250,000), provided that the aggregate amount of the Mandatory Prepayment and the Additional Principal
                        Payment made at any time shall not reduce the outstanding balance of the Lendco Line below
                        $175,000,000.

Collateral:             Lendco will assign to iStar all of its rights and
                        interests in the Hammons Line, including the collateral pledged therefor (which would include without limitation (i) the Hammons Borrowers'
                        $335,000,000 Preferred Equity Interest (the
                        "Preferred Equity") in the Operating Partnership,
                        (ii) the Hammons Borrowers' equity interests in the "Borrower" and the "Property Owners", as such terms are defined in the Hammons Line and (iii) the Hammons
                        Borrowers' Guarantee).

Interest Reserve:       In the event that Operating Partnership Distribution
                        Restrictions/Limitations are applicable, and provided that the Operating Partnership Partnership Agreement does not prohibit such action, the Operating
                        Partnership will be required to reserve, on a monthly basis, in an account in which iStar will have a senior perfected security interest (subject only to the prior security interests, if any, of the holders of the Mortgage Debt), the Cumulative Restricted
                        Interest Payments, which amount will be paid to iStar immediately after the Operating Partnership
                        Distribution Restrictions/Limitations are no longer applicable; provided, however, that the Operating
                        Partnership may utilize any funds that would otherwise be deposited into such reserve (i) to satisfy senior indebtedness of the Operating
                        Partnership, (ii) to acquire additional real property assets, (iii) to make payments due under the Preferred Equity or (iv) to fund reserves required under the Mortgage Debt or the Operating Partnership
                        Partnership Agreement.

Servicing/Decision      The Lendco Line and the Hammons Line will be serviced by
Making:                 iStar. All decisions regarding the Hammons Line,
                        including without limitation, all fundings, approvals of new Hammons Hotels and other approvals, determinations of the Hammons Borrowers' net worth, enforcement of remedies upon default, modifications to the Hammons
                        Line, documentation and waivers, shall be made by iStar in its sole and absolute discretion; provided, however, that iStar may not take any action with respect to the Hammons Line to increase the principal amount, accelerate the maximum annual funding limits, increase the maximum amount that may be advanced with respect to each property,


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    1114 Avenue of the Americas, 27th Floor | New York, New York 10036 | Phone -
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
Jonathan Eilian
JQH Acquisition, LLC
June 14, 2005
Page 6


                        reduce the interest rate, expand the purposes for which amounts may be drawn, increase the number of properties that may be financed at any particular time or, provided that neither Lendco under the Lendco Line nor Holdco under the Guaranty are in default, extend the maturity date, without the consent of Holdco, which consent will not be unreasonably withheld or delayed. Any action or inaction on the part of iStar in connection with the Hammons Line shall be reflected in similar action or inaction in connection with the Lendco Line. By way of example, in the event that iStar waives a default by the Hammons Borrowers under the Hammons Line, iStar will be required to similarly waive the parallel default by Lendco under the Lendco Line. iStar will indemnify Eilian, Lendco and Holdco, and Lendco and Holdco will indemnify iStar, for their respective gross negligence or willful misconduct in connection with the servicing or administration of the Hammons Line. At iStar's option, so long as the Lendco Line is outstanding , iStar may designate one person to sit on the respective boards of directors (or other governing bodies) of each of the Operating Partnership, Holdco and Lendco.

Negative Covenants:     At all times that the Lendco Line is outstanding, the
                        Operating Partnership and Holdco will be operated under organizational documents approved by iStar in its sole and absolute discretion, subject to the sentence below in this paragraph addressing changes or modifications thereto. (iStar hereby approves the Fourth Amended and Restated Agreement of Limited
                        Partnership of the Operating Partnership, a final draft of which is attached as Exhibit 2.1(i) to the Transaction Agreement (the "Partnership Agreement"), as such agreement may be supplemented by a separate agreement between iStar and Eilian and certain of his affiliates to be entered into simultaneous with the execution and delivery of the Partnership
                        Agreement.)  For Federal income tax purposes, Holdco,
                        Lendco and Atrium GP, LLC (the general partner of the Operating Partnership) will each qualify either as partnerships or as disregarded entities owned by a partnership, and this provision will survive the repayment of the Lendco Line as long as iStar owns the Participation Interest, defined below. The organizational documents may not be changed or modified, or any provision thereof waived, in any manner that would have a materially adverse effect, directly or indirectly, to iStar without iStar's approval. Among other things, the organizational documents will contain certain provisions intended to preserve the assets of the Operating Partnership until Hammons' Preferred Equity has been redeemed in full, and the Lendco Line and the Hammons Line have been satisfied in full.

                        The documentation and structure of the Transactions will also reflect the following:

                        1. Holdco may distribute cash to its equity holders, provided there is no default under the Lendco Line or the Guaranty, all interest and other payments, if any, under the Lendco Line are current and capex reserves and working capital of the Operating Partnership are fully funded (or a permanent working capital line on terms satisfactory to iStar is in place). Working capital shall be not less than $2,000 per key. At least $5,000,000 of the aggregate working


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    1114 Avenue of the Americas, 27th Floor | New York, New York 10036 | Phone -
212/930-9400 | Fax - 212/930-9494

Jonathan Eilian
JQH Acquisition, LLC
June 14, 2005
Page 7


                              capital needs must be reserved in cash (as opposed to a working capital line);

                        2. Asset management fees payable directly or indirectly by the Operating Partnership or Holdco to Eilian or any affiliate thereof shall be limited to no more than $1,000,000; any other payments to Eilian or any affiliate thereof shall be governed by the distribution provisions set forth in paragraph 1 immediately above; and

                        3. The Hammons Borrowers will enter into a revenue sharing agreement, with a term co-terminus with the redemption in full of the Preferred Equity, with the Operating Partnership pursuant to which the Hammons Borrowers will pay 2% of gross revenues per annum to the Operating Partnership on all hotel properties now or hereafter owned by the Hammons Borrowers (except that such fee will be more (between 3% and 4% pursuant to current practice) for certain properties currently owned by the Hammons Borrowers and managed by JQH Hotels). The Operating Partnership will lease its hotel properties to a new subsidiary that qualifies as a "taxable REIT subsidiary" ("TRS") with respect to iStar. The TRS will engage the new Hammons affiliated-management company to manage its hotels, paying a fee equal to the lesser of
                              (i) the costs of managing both the hotels owned by the Operating Partnership and the Hammons Borrowers' hotels, and (ii) an arms-length fee for managing just the Operating Partnership's hotels. The Operating Partnership will reimburse the Hammons Borrowers (or their affiliated management company) for the actual cost of managing all hotels owned by the Hammons Borrowers and the Operating Partnership to the extent that such actual cost exceeds the fee paid by the TRS pursuant to the preceding sentence.

Rights of First         All rights of first refusal held directly or indirectly
Refusal:                by Eilian or his affiliates with respect to properties
                        owned by the Hammons Borrowers (the "Rights of First
                        Refusal") will be collaterally assigned to iStar, until the Lendco Line is satisfied in full. Such Rights of First Refusal may not be exercised by Eilian or his affiliates without iStar's approval, which will not be unreasonably withheld or delayed, unless on or before such exercise the Lendco Line is satisfied in full.

                        In the event that Eilian or any of his affiliates propose the acquisition of any assets pursuant to the Rights of First Refusal, Eilian or his affiliates shall be obligated to offer to iStar the right (but iStar shall not have any obligation) to acquire a 10% interest in Eilian's or his affiliates' interests in such assets, on the same terms (including any "promote") as Eilian or his affiliate, for which iStar will contribute 10% of the equity required to be contributed by Eilian or his affiliate in connection with such acquisition. Eilian's offer shall include such terms and information regarding the proposed acquisition as are reasonably required for iStar to make an informed decision. The parties will exercise good faith to structure the acquisition transaction in such a way as to cause the acquired property to be a REIT eligible asset.

Reporting:              All reporting under the Hammons Line will be made
                        jointly to iStar and Lendco.  The Operating
                        Partnership, Holdco and Lendco will each be required to provide to iStar audited annual financial statements, and quarterly and monthly statements of operations. The Operating


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Jonathan Eilian
JQH Acquisition, LLC
June 14, 2005
Page 8


                        Partnership, Holdco and Lendco will be required to convey promptly to iStar all material notices, demands, default notices, etc., that it receives from any source or that it sends.

Transfers of Interest:  iStar may freely transfer all or any portion of its interest in the Lendco Line on the same terms and conditions that Lendco may transfer all or any portion of its interest in the Hammons Line as provided in the Loan Agreement. Lendco may not transfer its interests in either the Lendco Line or the Hammons Line and Holdco may not transfer its interest in Lendco or in the general partner of the Operating Partnership. Eilian may not transfer his interest in Holdco without iStar's approval, in iStar's sole and absolute discretion exercised in good faith; provided, however, that, with iStar's approval, which will not be unreasonably withheld or delayed, and subject to any restrictions on transfer contained in the Operating Partnership Partnership Agreement, Eilian may transfer his interest in Holdco to a publicly traded REIT, an institutional investor or, subject to parameters to be mutually agreed to prior to the Closing Date and contained in the Lendco Line Loan Agreement, other qualified investors or real estate owners.

Acquisition Facility

General: iStar will provide to Holdco a short-term debt facility to enable Holdco to complete the merger of JQH Merger Corporation, a wholly owned subsidiary of Holdco, with JQH, Inc., which will include without limitation the acquisition of all outstanding Class A shares of JQH Hotels (including outstanding options for such shares) at price of $24 per share. The outstanding options may be exercised through a "cashless" transaction (or cash bonus payments in lieu of such options), the result of which would be a reduction in the total cash outlay to purchase the shares to approximately $158,000,000, and aggregate cash costs , including fees payable to iStar, of the Transactions of up to approximately $190,000,000.

Borrower:               Holdco.

Amount: Up to approximately $165,000,000 (86.85% of aggregate cash costs of the Transactions).

Equity: Eilian will be required to contribute to Holdco up to approximately $25,000,000 in cash equity in order to close the Transactions; to the extent that the aggregate cash costs of the Transactions are less than $190,000,000, Eilian will contribute 13.15% of such costs and the amount of the Acquisition Facility will be 86.85% of such costs.

Use of Proceeds:        All proceeds of the Acquisition Facility, along with the
                        Equity, will be used to finance the acquisition of all of the Class A shares and options in JQH Hotels and to pay any transaction costs, including the Origination Fee with respect to each of the Lendco Line and the Acquisition Facility, not paid or reimbursed on the Closing Date by JQH Hotels.

Recourse:               The obligations of Holdco under the Acquisition
                        Facility will be fully recourse to Holdco.


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Jonathan Eilian
JQH Acquisition, LLC
June 14, 2005
Page 9


Term: 6 months from the Closing Date; provided, however, that the portion (the "Origination Fee Portion") of the Acquisition Facility representing an advance for the payment of the Origination Fee to iStar under each of the Lendco Line and the Acquisition Facility shall not be due in 6 months but shall have a 5-year term from the Closing Date.

Origination Fee:        10% of the amount of the Acquisition Facility,
                        calculated for this purpose on the amount of the Acquisition Facility minus the amount of the Origination
                        Fee on both the Lendco Line and the Acquisition
                        Facility. The Origination Fee with respect to the Acquisition Facility will be payable on the Closing
                        Date.

Interest Rate/Payments: 10% per annum, accruing monthly. Payments of interest will be made monthly on the first day of each calendar month and calculated on the outstanding balance from time to time and on a basis of actual days elapsed and a 360-day year. In the event that Operating Partnership Distribution Restrictions/Limitations prohibit or limit distributions from the Operating Partnership, such interest will accrue and compound on a monthly basis and will be due upon the maturity of the Acquisition Facility.

Mandatory Principal
Payments Prior To
Maturity:               None, except to the extent of any proceeds from the
                        refinancing of the Acquisition Facility or distributions of cash from the Operating Partnership prior to the maturity of the Acquisition Facility, which amounts are not utilized to pay for any cash costs of the Transactions. All available cash received by Holdco shall be used to satisfy the Acquisition Facility prior any other application, including without limitation, distributions to the equity holders of Holdco.

Participation Interest: iStar will receive an ongoing interest (such interest, which may be an equity interest in Holdco or other entity formed by Eilian for the purpose of holding Eilian's economic interests in the Transactions, to be structured in a form satisfactory to iStar), so long as Holdco, Eilian or any of their respective affiliates own a direct or indirect interest in the Operating Partnership, or the assets owned by the Operating Partnership (all of such assets or interests are referred to herein as the "Hammons Assets"), in the amount of 10% of all distributions (in cash, securities, in kind or otherwise) from or with respect to the Hammons Assets or consideration (in cash, securities, in kind or otherwise) on account of the sale, transfer or other conveyance of any Hammons Assets received by Eilian and/or his affiliates in excess of a return of Equity plus a yield of 10% per annum, compounded monthly, on the outstanding amount of Equity from time to time. This additional interest is intended to apply to all returns realized by Eilian and/or his affiliates at any time from all aspects of the transactions described herein in excess of a 10% per annum, compounded monthly, internal rate of return on Equity. For this purpose, Equity shall include any subsequent cash equity contributions by Eilian or any of his affiliates to Holdco, for further contribution to the Operating Partnership or Lendco. In the event that Eilian or his affiliates acquire any assets pursuant to the Rights of First Refusal without contributing any cash equity, then such asset shall be included in the Hammons Assets for the


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    1114 Avenue of the Americas, 27th Floor | New York, New York 10036 | Phone -
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Jonathan Eilian
JQH Acquisition, LLC
June 14, 2005
Page 10


                        purpose of determining the Participation Interest. This Participation Interest is an ongoing interest that will survive the repayment of the Acquisition Facility and the Lendco Line.

Collateral:             Senior perfected security interest in all of the
                        equity of Holdco and JQH Inc. in Atrium GP, LLC, the general partner of the Operating Partnership. In the event that all or any portion of the Origination Fee
                        Portion is outstanding after the balance of the Acquisition Facility is repaid, the obligation to repay the Origination Fee Portion will be secured by all of the direct equity interests owned by Eilian in Holdco or any of its affiliates or any other entity
                        (if not an affiliate of Holdco) having an interest in or resulting from the Transactions.

Decision Making:        At iStar's option, so long as the Acquisition
                        Facility is outstanding, iStar may designate one person to sit on the boards of directors (or other governing bodies) of the Operating Partnership and Holdco. (This right is not intended to be duplicative of iStar's similar right as long as the Lendco Line is outstanding.) After the Acquisition
                        Facility and the Lendco Line are satisfied in full, and provided that the Participation Interest continues to be in effect, so long as Eilian either has observation rights (at least two observers) or controls, directly or indirectly, Holdco and/or the Operating Partnership, iStar will be entitled to observation rights at all meetings of the boards of directors (or other governing bodies) of the Operating Partnership and Holdco.

REIT Election:          At iStar's option, Holdco and/or Eilian will make, or
                        cause to be made, one or more elections, under the Internal Revenue Code, with respect to the Operating
                        Partnership and/or Holdco such that either or both of such entities will be taxable as a REIT, except as may be prohibited by the Operating Partnership
                        Partnership Agreement.  Alternatively, the Operating
                        Partnership will lease all of its hotel assets to "Taxable REIT Subsidiaries," and operate such assets in a manner such that all income received by iStar will be deemed to be REIT eligible income under the Internal Revenue Code. This provision will survive the repayment of the Acquisition Facility. The efficacy of the structure of the transaction for income tax purposes must be acceptable to iStar in its sole discretion.

Transfers of Interest:  iStar may freely transfer all or any portion, or any component, of its interest in the Acquisition Facility, provided that, as long as there exists no default under the Acquisition Facility, iStar will maintain an interest in, and control over, the Acquisition Facility. In the event of a default by Holdco under the Acquisition Facility, iStar will commit to retain a controlling interest in the Acquisition Facility for not less than three months following such default. Holdco may not transfer its interest in the Operating Partnership and Eilian may not transfer his interest in Holdco without iStar's written consent, unless in connection with such transfer the principal amount of the Acquisition Facility and any accrued interest thereon is satisfied in full at the time of such transfer.

Certain Rights of       iStar shall have the right to provide to Holdco, Eilian
iStar:                  and the Operating Partnership all or any portion of any
                        third-party financing incurred in connection with (i) the acquisition of any hotel or other properties (other than acquisitions by Eilian wholly unrelated to the transactions


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Jonathan Eilian
JQH Acquisition, LLC
June 14, 2005
Page 11


                        and entities described herein), (ii) any refinancings (including without limitation the refinancing of the Mortgage Debt, and other than refinancings of debt wholly unrelated to the transactions and entities described herein) and (iii) the exercise of any right of first refusal by Eilian or his affiliates with regard to any properties owned by the Hammons Borrowers, provided that with respect to (iii) above, iStar's commitment for such financing would be required no later than 10 days prior to the exercise date for the then applicable right of first refusal, and provided that with respect to (i),
                        (ii) and (iii) above, any such financings shall be on market terms and conditions.

Break-up Fee:           In the event that the Eilian, Holdco or any of their
                        respective affiliates, closes any one or more other transactions which are substantially similar to, or have substantially the same economic effect as, the Transactions, and Holdco does not close on the Acquisition Facility, iStar shall be paid a break-up fee in the amount of 10% of the amount of the Acquisition Facility, payable upon closing of the other transactions, and iStar shall be granted the Participation Interest, it being agreed that iStar's damages for not entering into the Acquisition
                        Facility would be difficult or impossible to ascertain, and such payment and granting to iStar shall not constitute a penalty, but shall constitute agreed upon and liquidated damages.

      This Letter Agreement represents iStar's commitment, and your agreement to the terms contained herein, for the financing of the Transactions, as described herein. Each of the parties hereto intends this commitment to be binding. The terms contained herein reflect all of the material terms for the financing by iStar of the Transactions and have been approved by iStar's Investment Committee and Board of Directors. Consummation of the transactions described herein is conditioned upon the execution and delivery of definitive agreements satisfactory to iStar setting forth the terms herein.

      The conditions precedent to the closing of the Transactions are set forth in the Transaction Agreement and a certain Agreement and Plan of Merger (the "Merger Agreement"), dated the date hereof, by and among JQH, Inc, Holdco, and JQH Merger Corporation. The obligations of iStar to close the Lendco Line and the Acquisition Facility will be subject to the satisfaction or written waiver by iStar of the conditions for closing, for the benefit of Holdco, Eilian or any of their respective affiliates, under the Transaction Agreement and the Merger Agreement. The determination that such conditions have been satisfied or should be waived will be made jointly by Holdco, Eilian and their respective affiliates, on the one hand, and iStar, on the other hand.

      All of iStar's third party expenses of due diligence, negotiations and documentation, whether or not the transactions are actually closed, and all third party expenses incurred by iStar in connection with closing the transactions shall be paid or reimbursed to iStar by Eilian or Holdco; provided, however, that if iStar breaches its obligations hereunder and solely as a result of such breach the Transactions do not close, neither Eilian nor Holdco will be liable for iStar's expenses. iStar's expenses shall be paid or reimbursed by Eilian or iStar upon the earlier to occur of the consummation of the Transactions or the failure of the Transactions to close as evidenced by the termination of the Merger Agreement. Any Break-up Fee or other consideration received by Holdco, Eilian or any of their respective affiliates in the event that the Transactions do not close shall be applied first to the payment of all third-party expenses of Eilian and iStar in connection with the transactions described herein, and the balance shall be allocated and paid 75% to Eilian or his affiliates and 25% to iStar.

      Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Letter Agreement shall be brought against any of the parties only in the Courts of the State of New York, and the United States District Court for the Southern District of New York, and each of the parties


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    1114 Avenue of the Americas, 27th Floor | New York, New York 10036 | Phone -
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Jonathan Eilian
JQH Acquisition, LLC
June 14, 2005
Page 12


consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

      This Letter Agreement is confidential; except as required by applicable law, or with iStar's consent, neither its existence nor the terms thereof may be disclosed by Eilian or Holdco to any person or entity other than Eilian's or Holdco's financial advisors, accountants, attorneys or prospective investors.

      This Letter Agreement will be executed and delivered by Eilian and Holdco simultaneous with the execution of the Transaction Agreement and the Merger Agreement, which are anticipated to occur on June 14, 2005.

Very truly yours,

/s/ Daniel S. Abrams
------------------------
Daniel S. Abrams
Executive Vice President

AGREED AND ACCEPTED:
JONATHAN D. EILIAN, on his own behalf and On behalf of JQH ACQUISITION, LLC


By: /s/ Jonathan Eilian
    --------------------
      Jonathan Eilian



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
                                                           Exhibit 22
                               JONATHAN D. EILIAN
                               Carnegie Hall Tower
                        152 West 57th Street, 56th Floor
                            New York, New York 10019

                                                                   June 23, 2005

JQH Acquisition LLC
Carnegie Hall Tower
152 West 57th Street, 56th Floor
New York, New York  10019

Ladies and Gentlemen:

      You have advised me that JQH Acquisition LLC ("Parent") intends to acquire John Q. Hammons Hotels, Inc., a Delaware corporation (the "Company"), by merging JQH Merger Corporation, a Delaware corporation and wholly-owned subsidiary of Parent ("Merger Sub"), with and into the Company whereby the Company will become a subsidiary of Parent (such transaction being hereinafter referred to as the "Merger"). In connection with the Merger, I am pleased to confirm that I commit to provide or cause to be provided to Parent on the terms and subject to the conditions and assumptions set forth herein up to $21,040,000 of equity financing to Parent for purposes of the Merger.

            1. Conditions. My equity financing will be subject to the satisfaction of all conditions to the closing of the Merger contained in the Merger Agreement, dated as of June 14, 2005, among the Company, Parent and Merger Sub (the "Merger Agreement"), that are for the benefit of Parent and Merger Sub.

            2. Duration of this Letter. This letter and the commitment contained herein shall terminate upon the earlier of (i) the consummation of the Merger, and (ii) the termination of the Merger Agreement in accordance with its terms. Upon any such termination of this letter, any obligations hereunder will terminate and no party shall have any liability whatsoever to any other party, except for any liability arising out of any breach hereof occurring prior to such termination.

            3. Publicity. Any publicity relating to the equity financing contemplated hereby or my involvement in the Merger, and the method of its release, shall be approved by me.

            4. Effect of this Letter. Paragraphs 3, 6 and 7 shall survive any termination of this letter.

            5. Amendments. No amendment, waiver or modification of any provision of this letter shall become effective unless the same shall be in writing and signed by each of the parties hereto.

JQH Acquisition LLC                                                June 23, 2005

            6. Liability. Notwithstanding anything that may be expressed or implied in this letter, no person, other than me, shall have any obligation hereunder and no recourse hereunder or under any documents or instruments delivered in connection herewith shall be had against any of my affiliates or any current or future director, officer, employee, general or limited partner, member, affiliate or assignee of any of my affiliates, or by virtue of any statute, regulation or other applicable law, it being expressly acknowledged and agreed that none of my affiliates or any current or future director, officer, employee, general or limited partner, member, affiliate or assignee of any of my affiliates shall have any liability for any of my obligations under this letter agreement or any documents or instruments delivered in connection herewith or for any claim based on, in respect of or by reason of such obligations or their creation. Under no circumstances will (i) my maximum aggregate liability under this letter agreement, or under any other circumstances if the Merger does not occur, exceed the Fee Amount deposited into the Fee Amount Escrow Account (each as defined in the Merger Agreement), which shall secure all of my payment obligations pursuant to this letter agreement or (ii) any obligation contained in, arising from or relating to this letter be enforceable by way of specific performance. All claims made against me under this letter agreement shall be satisfied solely out of the Fee Amount Escrow Account (as defined in the Merger Agreement).

            7. No Reliance or Third Party Beneficiaries. This letter may be relied on only by Parent and the Company as an intended third party beneficiary pursuant hereto. Except as set forth in the preceding sentence, nothing herein is intended to confer, expressly or by implication, upon any person or entity any right or remedy under or by reason of this letter, whether as a purported third party beneficiary or otherwise.

                                    * * * * *

JQH Acquisition LLC                                                June 23, 2005

            If you have any questions regarding this letter, please contact me at the address above, or by telephone at (212) 884-8753.

                                Very truly yours,

                                /s/ Jonathan D. Eilian
                                ----------------------
                                Jonathan D. Eilian

Accepted and Agreed,
this 23rd day of June, 2005


JQH ACQUISITION LLC


By: /s/ Jonathan D. Eilian
    ----------------------
      Name:
      Title:


                                       3